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                     ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                            ADVANTA NATIONAL BANK USA

                 Advanta Revolving Home Equity Loan Asset-Backed
Certificates, Series 1996-A, Class A Certificates

                             UNDERWRITING AGREEMENT

                                                               November 15, 1996

Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

                  Advanta National Bank USA as Originator (the "Originator") has authorized the issuance and sale of Revolving Home Equity Loan Asset-Backed Certificates, Series 1996-A Class A (the "Certificates"), consisting of variable rate pass-through Class A Certificates. The Certificates will be issued by the Advanta Revolving Home Equity Loan Trust 1996-A (the "Trust"), whose assets will include a pool of adjustable rate home equity revolving credit line loans, made or to be made in the future (the "Mortgage Loans") under certain home equity revolving credit line loan agreements, and certain related property. The Certificates represent undivided interests issued by the Trust. The Originator will retain, initially, the remaining undivided interest in the trust assets (the "Originator Interest") which may be sold or pledged at anytime, subject to certain conditions specified in the Pooling and Servicing Agreement. The Class A Principal Balance of the Certificates as of the opening of business on November 22, 1996 (the "Closing Date"), shall be $50,000,000. The Certificates are to be issued under a pooling and servicing agreement, to be dated as of November 1, 1996 (the "Pooling and Servicing Agreement"), among Advanta Mortgage Conduit Services, Inc., as sponsor (the "Sponsor"), Advanta Mortgage Corp. USA, as master servicer (the "Master Servicer"), the Originator and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

                  On or prior to the date of issuance of the Certificates, the Company will obtain a guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Certificate Insurer") which will unconditionally and irrevocably guarantee to the Trustee for the benefit of the Owners of the Certificates on any Payment Date, the amount by


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which the (i) Class A Principal Balance exceeds the (ii) Trust Collateral Value minus the Non-Subordinated Originator's Interest, and (iii) any accrued and unpaid interest due on the Certificates.

                  The Certificates and the Originator's Interest are more fully described in a Registration Statement which the Company has furnished to Lehman

Brothers (the "Underwriter"). Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

                  The Company will also enter into an Insurance Agreement dated as of November 22, 1996 (the "Insurance Agreement"), with the Originator, the Master Servicer, the Trustee and the Certificate Insurer, governing the liability of the several parties with respect to the losses resulting from material misstatements or omissions contained in the Prospectus Supplement. The Originator will also enter into an Indemnification Agreement dated as of November 22, 1996 (the "Indemnification Agreement"), with the Underwriter, and the Certificate Insurer, governing the liability of the several parties with respect to the losses resulting from material misstatements or omissions contained in the Prospectus Supplement.

                  SECTION I. Representations and Warranties of the Company and the Originator. The Company and the Originator each represent and warrant to, and agree with the Underwriter that:

                            A. Registration Statements on Form S-3, as amended
                  by Post-Effective Amendments thereto, have (i) been prepared by the Company and the Originator in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statements have been delivered by the Company to the Underwriter. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statements, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such Registration Statements, or amendments thereof, including a preliminary prospectus supplement which, as completed, is proposed to be used in connection

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                  with the sale of the Certificates and any prospectus filed with the Commission by the Company with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statements, as amended by all Post-Effective Amendments thereto heretofore filed with the Commission, at the Effective Time, including any documents incorporated by reference therein at such time; and "Prospectus" means such final prospectus, as first supplemented by a prospectus supplement (the "Prospectus Supplement") relating to the Certificates, as first filed with the Commission pursuant to paragraph (1) or

                  (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. There are no contracts or documents of the Company which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statements. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                            To the extent that the Underwriter (i) has provided
                  to the Company Collateral term sheets (as hereinafter defined) that the Underwriter has provided to a prospective investor, the Company has filed such Collateral term sheets as an exhibit to a report on Form 8-K within two business days of

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                  its receipt thereof, or (ii) has provided to the Company
                  Structural term sheets or Computational Materials (each as defined below) that the Underwriter has provided to a prospective investor, the Company will file or cause to be filed with the Commission a report on Form 8-K containing such Structural term sheet and Computational Materials, as soon as reasonably practicable after the date of this Agreement, but in any event, not later than the date on which the Prospectus is filed with the Commission pursuant to Rule 424 of the Rules and Regulations.

                            B. The Registration Statement conforms, and the
                  Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the

                  Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date (as hereinafter defined) does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company in writing by the Underwriter expressly for use therein.

                            C. The documents incorporated by reference in the
                  Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents

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                  become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                            D. Since the respective dates as of which
                  information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Company or the Originator, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

                            E. Each of the Company and the Originator has been
                  duly incorporated and is validly existing as a corporation or national banking association, as the case may be, in good standing under the laws of its jurisdiction of incorporation,

                  is duly qualified to do business and is in good standing as a foreign corporation or national banking association in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement, the Insurance Agreement and, in the case of the Originator, the Indemnification Agreement, and to cause the Certificates to be issued.

                            F. There are no actions, proceedings or
                  investigations pending before or threatened by any court, administrative agency or other tribunal to which the Company or the Originator is a party or of which any of its properties is the subject (a) which if determined adversely to the Company or the Originator would have a material adverse effect on the business or financial condition of the Company or the Originator, (b) which asserts the invalidity of this Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement, the Insurance Agreement, or the Certificates, (c) which seeks to prevent the issuance of the Certificates or the consummation by the Company or the Originator of any of the transactions contemplated by the Pooling and Servicing

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                  Agreement, the Insurance Agreement, the Indemnification
                  Agreement or this Agreement, as the case may be, or (d) which might materially and adversely affect the performance by the Company or the Originator of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, the Insurance Agreement, this Agreement, the Indemnification Agreement, or the Certificates.

                            G. This Agreement has been, and the Pooling and
                  Servicing Agreement, the Indemnification Agreement and the Insurance Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company and the Originator, and this Agreement constitutes, and the Pooling and Servicing Agreement, the Indemnification Agreement and the Insurance Agreement, when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the Company and the Originator in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, the Indemnification Agreement and the Insurance Agreement, limitations of public policy under applicable securities laws.

                            H. The execution, delivery and performance of this
                  Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement and the Insurance Agreement by the Company and the Originator and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Originator is a party, by which the Company or the Originator is bound or to which any of the property or assets of the Company, the Originator or any of their subsidiaries are subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Company or of the Originator or any statute or any

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                  order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Originator or any of their properties or assets.

                            I. Arthur Andersen LLP are independent public
                  accountants with respect to the Company and Originator as required by the Securities Act and the Rules and Regulations.

                            J. The direction by the Originator to the Trustee to
                  execute, authenticate, issue and deliver the Certificates has been duly authorized by the Originator, and assuming the Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits provided by the Pooling and Servicing Agreement.

                            K. No consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates and the sale of the Certificates to the Underwriter, or the consummation by the Company or the Originator of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Indemnification Agreement and the Insurance Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriter or as have been obtained.

                            L. The Originator possesses all material licenses,
                  certificates, authorities or permits issued by the appropriate State, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Originator has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Originator would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

                            M. At the time of execution and delivery of the
                  Pooling and Servicing Agreement, the Originator

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                  will: (i) have good title to the interest in the Mortgage
                  Loans conveyed by the Originator, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person any of its right, title or interest in the Mortgage Loans, in the Pooling and Servicing Agreement or in the Certificates being issued pursuant thereto; and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Trustee and to sell the Certificates to the Underwriter. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired beneficial ownership of all of the Originator's right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriter of the Certificates, the Underwriter will have good title to the Certificates, free of any Liens.

                            N. As of the Cut-0ff Date, each of the Mortgage
                  Loans will meet the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus.

                            O. None of the Sponsor, the Originator or the Trust
                  created by the Pooling and Servicing Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

                            P. At the Closing Date, the Certificates and the
                  Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the

                  Prospectus.

                            Q. At the Closing Date, the Certificates shall have
                  been rated in the highest rating category by at least two nationally recognized rating agencies.

                            R. Any taxes, fees and other governmental charges in
                  connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement, the Insurance Agreement, the Indemnification Agreement and the Certificates have been paid or will be paid at or prior to the Closing Date.

                            S. At the Closing Date, each of the representations
                  and warranties of the Company and the Originator set forth in the Pooling and

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                  Servicing Agreement, the Insurance Agreement and, in the case of the Originator, the Indemnification Agreement will be true and correct in all material respects.

                  Any certificate signed by an officer of the Company or the Originator and delivered to the Underwriter or counsel for the Underwriter in connection with an offering of the Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section I are made.

                  SECTION II. Purchase and Sale. The commitment of the Underwriter to purchase the Certificates pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Originator agrees to instruct the Trustee to issue and agrees to sell to the Underwriter, and the Underwriter agrees (except as provided in Sections X and XI hereof) to purchase from the Originator the aggregate initial principal amount of the Certificates set forth on Schedule A, at the purchase price or prices set forth in Schedule A.

                  SECTION III. Delivery and Payment. Delivery of and payment for the Certificates to be purchased by the Underwriter shall be made at the offices of Dewey Ballantine, 1301 Sixth Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Underwriter, the Company and the Originator at 10:00 A.M. New York City time on the Closing Date or at such other time or date as shall be agreed upon in writing by the Underwriter, the Company and the Originator. Payment shall be made to the Originator by wire transfer of same day funds payable to the account of the Originator. Delivery of the Certificates shall be made to the Underwriter against payment of the purchase price thereof. The Certificates shall be in such denominations and registered in such names as the Underwriter may request in writing at least two business days prior to the Closing Date. The Certificates will be made available for examination by the Underwriter no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

                  SECTION IV. Offering by the Underwriter. It is understood that, subject to the terms and conditions hereof, the Underwriter proposes to offer the Certificates for sale to the public as set forth in the Prospectus.

                  SECTION V. Covenants of the Company. The Company and the Originator agree as follows:

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                            A. To prepare the Prospectus in a form approved by
                  the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
                  Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Certificates, to promptly advise the Underwriter of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus; (ii) the suspension of the qualification of the Certificates for offering or sale in any jurisdiction;
                  (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, the Company promptly shall use its best efforts to obtain the withdrawal of such order or suspension.

                            B. To furnish promptly to the Underwriter and to
                  counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.


                            C. To deliver promptly to the Underwriter such
                  number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment

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                  thereto (in each case including exhibits); (ii) each
                  Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Certificates, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company shall notify the Underwriter and, upon the Underwriter's request, shall file such document and prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriter is required to deliver a Prospectus in connection with sales of any of the Certificates at any time nine months or more after the Effective Time, upon the request of the Underwriter but at the expense of the Underwriter, the Company shall prepare and deliver to the Underwriter as many copies as the Underwriter may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

                            D. To file promptly with the Commission any
                  amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission.

                            E. Prior to filing with the Commission any (i)
                  Preliminary Prospectus, (ii) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (iii)

                  Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a

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                  copy thereof to the Underwriter and counsel for the
                  Underwriter and obtain the consent of the Underwriter to the filing.

                            F. To make generally available to holders of the
                  Certificates as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

                            G. To use their best efforts, in cooperation with
                  the Underwriter, to qualify the Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Certificates. The Company and the Originator will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been so qualified.

                            H. Not, without the Underwriter's prior written
                  consent, to publicly offer or sell or contract to sell any mortgage pass-through securities, collateralized mortgage obligations or other similar securities representing interests in or secured by other mortgage-related assets originated or owned by the Company for a period of 5 business days following the commencement of the offering of the Certificates to the public.

                            I. So long as the Certificates shall be outstanding,
                  to deliver to the Underwriter as soon as such statements are furnished to the Trustee: (i) the annual statement as to compliance delivered to the Trustee pursuant to Section 8.16 of the Pooling and Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 8.17 of the Pooling and Servicing Agreement; and (iii) the Monthly Statement furnished to the Certificateholders pursuant to
                  Section 7.8 of the Pooling and Servicing Agreement.

                                       12


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                            J. To apply the net proceeds from the sale of the
                  Certificates in the manner set forth in the Prospectus.

                  SECTION VI. Conditions to the Underwriter's Obligation. The obligation of the Underwriter to purchase the Certificates pursuant to this Agreement are subject to: (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Company and the Originator herein contained; (ii) the performance by the Company and the Originator of all of their respective obligations hereunder; and (iii) the following conditions as of the Closing Date:

                            A. The Underwriter shall have received confirmation
                  of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

                            B. The Underwriter shall not have discovered and
                  disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Dewey Ballantine, counsel for the Underwriter, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                            C. All corporate proceedings and other legal matters
                  relating to the authorization, form and validity of this Agreement, the Pooling and Servicing Agreement, the Certificates, the Indemnification Agreement, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                            D. The Underwriter shall have received the favorable
                  opinion of Dewey Ballantine, special

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                  counsel to the Company and the Originator with respect to the following items, dated the Closing Date, to the effect that:

                            1. The Company and the Originator has each been duly
                  organized and is validly existing as a corporation or national banking association, as the case may be, in good standing under the laws of the State of Delaware, and is qualified to do business in each state necessary to enable it to perform its obligations as Sponsor or Originator, as the case may be, under the Pooling and Servicing Agreement. Each of the Company and the Originator has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, this Agreement, the Pooling and Servicing Agreement, the Insurance Agreement and, in the case of the Originator, the Indemnification Agreement.

                            2. This Agreement, the Certificates, the Pooling and
                  Servicing Agreement and the Insurance Agreement have been duly and validly authorized, executed and delivered by the Company and the Originator, and the Originator has duly and validly authorized the Indemnification Agreement, all requisite corporate action having been taken with respect thereto, each (other than the Certificates and the Indemnification Agreement) constitutes the valid, legal and binding agreement of the Company, and each constitutes the valid, legal and binding agreement of the Originator.

                            3. Neither the transfer of the Mortgage Loans to the
                  Trust, the issuance or sale of the Certificates nor the execution, delivery or performance by the Company or the Originator of the Pooling and Servicing Agreement, this Agreement, the Insurance Agreement or, in the case of the Originator, the Indemnification Agreement (A) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, (i) any term or provision of the certificate of incorporation or bylaws of the Company or the Originator; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Company or the Originator is a party or is bound and known to such counsel; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Company or the Originator and known to such counsel; or

                  (B) results in, or will result in the creation or imposition of any lien, charge or encumbrance upon any of the Trust's assets or upon the Certificates, except as otherwise contemplated by the Pooling and Servicing Agreement.

                            4. The endorsement and delivery of each Credit Line
                  Agreement, and the preparation, delivery and recording of an Assignment with respect to each Mortgage is sufficient to fully transfer to the Trustee for the benefit of the Owners all right, title and interest of the Originator in the Credit Line Agreement and Mortgage, as noteholder and mortgagee or assignee thereof, subject to any exceptions set forth in such opinion, and will be sufficient to permit the Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Originator and to prevent any other sale, transfer, assignment, pledge or other encumbrance of the Mortgage Loans by the Originator from being enforceable.

                            5. No consent, approval, authorization or order of,
                  registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under the laws of the State of New York, for the execution, delivery and performance of the Pooling and Servicing Agreement, the Insurance Agreement, the Indemnification Agreement, this Agreement or the offer, issuance, sale or delivery of the Certificates or the consummation of any other transaction contemplated thereby by the Company and the Originator, except such which have been obtained.

                            6. There are no actions, proceedings or
                  investigations, to such counsel's knowledge, pending or threatened against the Company or the Originator before any court, governmental agency or body or other tribunal (i) asserting the invalidity of the Pooling and Servicing Agreement, the Insurance Agreement, the Indemnification Agreement, this Agreement, or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, the Insurance Agreement, the Indemnification Agreement or this Agreement or (iii) which would materially and adversely affect the performance by the Company or the Originator of obligations under, or the validity or enforceability of, the Pooling and Servicing

                  Agreement, the Indemnification Agreement, the Certificates, the Insurance Agreement, or this Agreement.

                            7. To the best of the knowledge of such counsel, the
                  Commission has not issued any stop order suspending the effectiveness of the Registration Statement or any order directed to any prospectus relating to the Certificates (including the Prospectus), and has not initiated or threatened any proceeding for that purpose.

                            8. The Registration Statement and the Prospectus
                  (other than the financial and statistical data included therein, as to which such counsel need express no opinion), including the Incorporated Documents, as of the date on which the Registration Statement was declared effective and as of the date hereof, comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder, and such counsel does not know of any amendment to the Registration Statement required to be filed, or of any contracts, indentures or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement which has not been filed or described as required.

                            9. Neither the qualification of the Pooling and
                  Servicing Agreement under the Trust Indenture Act of 1939 nor the registration of the Trust created by such Agreement under the Investment Company Act of 1940 is presently required.

                            10. The statements in the Prospectus set forth under
                  the captions "DESCRIPTION OF THE SECURITIES," "THE POOLING AND SERVICING AGREEMENT" and the statements in the Prospectus Supplement set forth under the caption "DESCRIPTION OF THE CLASS A CERTIFICATES," to the extent such statements purport to summarize certain provisions of the Certificates or of the Pooling and Servicing Agreement, are fair and accurate in all material respects.

                            11. The statements in the Prospectus and Prospectus
                  Supplement set forth under the captions "ERISA CONSIDERATIONS," "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," and the statements in the Prospectus set forth under the caption "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND RELATED MATTERS," to the extent that they constitute matters of federal, New York or California law, or federal, New York or California legal conclusions provide a fair and accurate summary of such law or conclusions.

                            12. Such opinion shall also relate to comparable
                  matters with respect to the Advanta Mortgage Holding Company.

                            13. No information has come to such counsel's
                  attention which causes them to believe that the Prospectus (other than the financial statement and other financial and statistical data contained therein, as to which such counsel need express no opinion), as of the date thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                            14. Such other matters as the Underwriter may
                  reasonably request.

                  In rendering its opinions, the counsel described above may rely, as to matters of fact, on certificates of responsible officers of the Company and the Originator, the Trustee and public officials. Such opinions may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company and the Originator.

                            E. The Underwriter shall have received letters,
                  including bring-down letters, from Arthur Andersen LLP, dated on or before the Closing Date, in form and substance satisfactory to the Underwriter and counsel for the Underwriter, to the effect that they have performed certain specified procedures requested by the Underwriter with respect to the information set forth in the Prospectus and certain matters relating to the Originator.

                            F. The Certificates shall have been rated in the
                  highest rating category by Standard & Poor's Ratings Group and by Moody's Investors Service, Inc., and such ratings shall not have been rescinded or downgraded. The Underwriter and counsel for the Underwriter shall have received copies of any opinions of counsel supplied to the rating organizations relating to any matters with respect to the Certificates. Any such opinions shall be dated the Closing Date and addressed to the Underwriter or accompanied by reliance letters to the Underwriter or shall state that the Underwriter may rely upon them.

                            G. The Underwriter shall have received from the
                  Company a certificate, signed by the president, a senior vice president or a vice president of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Pooling and Servicing Agreement, and this Agreement and that, to the best of his or her knowledge based upon reasonable investigation:

                            1. the representations and warranties of the
                  Company, in this Agreement and as of the Closing Date, and in the Pooling and Servicing Agreement, the Insurance Agreement, and in all related agreements, as of the date specified in such agreements, are true and correct, and the Company, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;


                            2. there are no actions, suits or proceedings
                  pending, or to the best of such officer's knowledge, threatened against or affecting the Company which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect the Company's obligations under the Pooling and Servicing Agreement, the Insurance Agreement or this Agreement in any material way; and no merger, liquidation, dissolution or bankruptcy of the Company is pending or contemplated;

                            3. the information contained in the Registration
                  Statement and the Prospectus relating to the Originator, the Mortgage Loans or the servicing procedures of it or its affiliates or subservicer is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Registration Statement or Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading;

                            4. the information set forth in the Schedule of
                  Mortgage Loans required to be furnished pursuant to the Pooling and Servicing Agreement is true and correct in all material respects;

                            5. there has been no amendment or other document
                  filed affecting the certificate of incorporation or bylaws of the Company since September 30, 1996, and no such amendment has been authorized. No event has occurred since September 30, 1996, which has affected the good standing of the Company under the laws of the State of Delaware;

                            6. there has not occurred any material adverse
                  change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from September 30, 1996;

                            7. on or prior to the Closing Date, there has been
                  no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating, if any, accorded the Company or in any rating accorded any securities of the Company, if any, by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act; and

                            8. each person who, as an officer or representative
                  of the Company or the Originator, signed or signs the

                  Registration Statement, the Pooling and Servicing Agreement, this Agreement, the Insurance Agreement, or any other document delivered pursuant hereto, on the date of such execution, or on the Closing Date, as the case may be, in connection with the transactions described in the Pooling and Servicing Agreement, the Insurance Agreement, and this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                  The Company shall attach to such certificate a true and correct copy of its certificate and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

                            H. The Underwriter shall have received a favorable
                  opinion of counsel to the Trustee, dated the Closing Date and in form and substance satisfactory to the Underwriter, to the effect that:

                            1. the Trustee is a national banking association
                  duly organized, validly existing and in good standing under the laws of the United States and has the power and authority to enter into and to take all actions required of it under the Pooling and Servicing Agreement;

                           2. the Pooling and Servicing Agreement has been duly
                  authorized, executed and delivered by the Trustee and the Pooling and Servicing Agreement constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity;

                            3. no consent, approval, authorization or other
                  action by any governmental agency or body or other tribunal is required on the part of the Trustee in connection with its execution and delivery of the Pooling and Servicing Agreement or the performance of its obligations thereunder;

                            4. the Certificates have been duly executed,
                  authenticated and delivered by the Trustee; and


                            5. the execution and delivery of, and performance by
                  the Trustee of its obligations under, the Pooling and Servicing Agreement do not conflict with or result in a violation of any statute or regulation applicable to the Trustee, or the charter or bylaws of the Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Trustee or the terms of any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound.

                  In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Trustee and public officials. Such opinion may also assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee.

                            I. The Underwriter shall have received from the
                  Trustee a certificate, signed by the President, a senior vice president or a vice president of the Trustee, dated the Closing Date, to the effect that each person who, as an officer or representative of the Trustee, signed or signs the Certificates, the Pooling and Servicing Agreement or any other document delivered pursuant hereto, on the date hereof or on the Closing Date, in connection with the transactions described in the Pooling and Servicing Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

                            J. The Policy relating to the Certificates shall
                  have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus.

                            K. The Underwriter shall have received a favorable
                  opinion of in-house counsel to the Insurer, dated the Closing Date and in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                            1. The Certificate Insurer is a stock insurance
                  corporation, duly incorporated and validly existing under the laws of the State of New York. The Certificate Insurer is validly licensed and authorized to issue the Policy and perform its obligations under the Policy in accordance with the terms thereof, under the laws of the State of New York.

                            2. The execution and delivery by the Certificate

                  Insurer of the Policy, the Insurance Agreement are within the corporate power of the Certificate Insurer and have been authorized by all necessary corporate action on the part of the Certificate Insurer; the Policy has been duly executed and is the valid and binding obligation of the Certificate Insurer enforceable in accordance with its terms except that the enforcement of the Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity.

                            3. The Certificate Insurer is authorized to deliver
                  the Insurance Agreement and the Indemnification Agreement, and such agreements have been duly executed and delivered and constitute the legal, valid and binding obligations of the Certificate Insurer enforceable in accordance with its terms except that the enforcement of the Insurance Agreement and the Indemnification Agreement may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and by public policy considerations relating to indemnification for securities law violations.

                            4. No consent, approval, authorization or order of
                  any state or federal court or governmental agency or body is required on the part of the Certificate Insurer, the lack of which would adversely affect the validity or enforceability of the Policy; to the extent required by applicable legal requirements that would adversely affect validity or enforceability of the Policy, the form of the Policy has been filed with, and approved by, all governmental authorities having jurisdiction over the Certificate Insurer in connection with the Policy.

                            5. The Policy is not required to be registered under
                  the Securities Act.

                            6. The information set forth under the caption "THE
                  CERTIFICATE INSURANCE POLICY" and "THE CERTIFICATE INSURER" in the Prospectus forming a part of the Registration Statement, insofar as such statements constitute a description of the Policy, accurately summarizes the Policy.

                  In rendering this opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Company, the Originator, the Trustee, the Certificate Insurer and public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Certificate Insurer.

                            L. On or prior to the Closing Date, there has been
                  no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating, if any, accorded the Company or the Originator or in any rating accorded any securities of the Company, if any, by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

                            M. On or prior to the Closing Date there shall not
                  have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Certificate Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

                            N. There has not occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since September 30, 1996, of (A) the Company, the Originator and any subsidiaries or (B) the Certificate Insurer, that is in the Underwriter's judgment material and adverse and that makes it in the Underwriter's judgment impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus.

                            O. The Underwriter shall have received from the
                  Certificate Insurer a certificate, signed by the President, a senior vice president or a vice president of the Insurer, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Policy, the Insurance Agreement, the Indemnification Agreement and the related documents and that, to the best of his or her knowledge based on reasonable investigation:

                            1. there are no actions, suits or proceedings
                  pending or threatened against or affecting the Certificate Insurer which, if adversely determined, individually or in the aggregate, would adversely affect the Certificate Insurer's performance under the Policy, the Indemnification Agreement or the Insurance Agreement;

                            2. each person who as an officer or representative

                  of the Certificate Insurer, signed or signs the Policy, the Insurance Agreement, the

                  Indemnification Agreement or any other document delivered pursuant hereto, on the date thereof, or on the Closing Date, in connection with the transactions described in this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures;

                            3. the information contained in the Prospectus under
                  the captions "THE CERTIFICATE INSURANCE POLICY" and "THE CERTIFICATE INSURER" is true and correct in all material respects and does not omit to state a material fact with respect to the description of the Policy or the ability of the Insurer to meet its payment obligations under the Policy;

                            4. the tables regarding the Certificate Insurer's
                  capitalization set forth under the heading "THE CERTIFICATE INSURANCE POLICY" and "THE CERTIFICATE INSURER" presents fairly the capitalization of the Insurer as of September 30, 1996;

                            5. on or prior to the Closing Date, there has been
                  no downgrading, nor has any notice been given of (A) any intended or potential downgrading or (B) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded the claims paying ability of the Certificate Insurer by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act;

                            6. the audited balance sheet of the Certificate
                  Insurer as of December 31, 1995 and the related statement of income and retained earnings for the fiscal year then ended, and the accompanying footnotes, together with opinion dated January 20, 1995 of Coopers and Lybrand, an independent certificated public accountant, which are incorporated by reference in the Prospectus, fairly present in all material respects the financial condition of the Certificate Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied; the unaudited balance sheet of the Certificate Insurer as of September 30, 1996 and the related statement of income and retained earnings for the three-month period then ended, copies of which are included in the Prospectus, fairly present in all material respects the financial condition of the Certificate Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied consistently with those principles applied in preparing the December 31, 1995 audited statements.

                            7. to the best knowledge of such officer, since
                  September 30, 1996, no material adverse change has occurred in the financial position of the Certificate Insurer other than as set forth in the Prospectus.

                  The officer of the Certificate Insurer certifying to items 5-7 shall be an officer in charge of a principal financial function.

                  The Certificate Insurer shall attach to such certificate a true and correct copy of its certificate or articles of incorporation, as appropriate, and its bylaws, all of which are in full force and effect on the date of such certificate.

                            P. The Underwriter shall have received from Dewey
                  Ballantine, special counsel to the Company and the Originator, a survey in form and substance satisfactory to the Underwriter, indicating the requirements of applicable local law which must be complied with in order to transfer and service the Mortgage Loans pursuant to the Pooling and Servicing Agreement and the Originator shall have complied with all such requirements.

                            Q. The Underwriter shall have received from Dewey
                  Ballantine, special counsel to the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Certificates, the Prospectus and such other related matters as the Underwriter shall reasonably require.

                            R. The Underwriter and counsel for the Underwriter
                  shall have received copies of any opinions of counsel to the Company, the Originator or the Certificate Insurer supplied to the Trustee relating to matters with respect to the Certificates or the Policy. Any such opinions shall be dated the Closing Date and addressed to the Underwriter or accompanied by reliance letters to the Underwriter or shall state the Underwriter may rely thereon.

                            S. The Underwriter shall have received such further
                  information, certificates and documents as the Underwriter may reasonably have requested not fewer than three (3) full business days prior to the Closing Date.

                            T. There shall have been executed and delivered by
                  Advanta Mortgage Holding Company, the corporate parent of the Company ("AMHC"), a letter agreement with the Trustee and the Certificate Insurer, pursuant to which AMHC agrees to become jointly and severally liable with the Company, the Originator and Advanta Mortgage Corp. USA for the payment of the Joint and Several Obligations (as defined in such letter agreement).

                            U. There shall have been executed and delivered by
                  AMHC, the corporate parent of the Company, a letter agreement with the Underwriter and the Certificate Insurer substantially in the form of Exhibit A hereto.

                            V. Prior to the Closing Date, counsel for the
                  Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Originator in connection with the issuance and sale of the Certificates as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

                            W. Subsequent to the execution and delivery of this
                  Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the

                  United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Underwriter, impractical or inadvisable to proceed with the public offering or delivery of the Certificates on the terms and in the manner contemplated in the Prospectus.

                  If any condition specified in this Section VI shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company and the Originator at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section VII.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

                  SECTION VII. Payment of Expenses. The Company and the Originator agree to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Certificates and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the Certificates under the securities laws of the several jurisdictions as provided in Section V(G) hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriter); (f) any fees charged by securities rating services for rating the Certificates; and (g) all other costs and expenses incident to the performance of the obligations of the Company and the Originator; provided that, except as provided in this Section VII, the Underwriter shall pay its own costs and expenses, including the costs and expenses of Dewey Ballantine, any transfer taxes on the Certificates which they may sell and the expenses of advertising any offering of the Certificates made by the Underwriter.

                  If this Agreement is terminated by the Underwriter, in accordance with the provisions of Section VI or Section X, the Company and the Originator shall reimburse the Underwriter for its respective reasonable out-of-pocket expenses, including fees and disbursements of Dewey Ballantine, counsel for the Underwriters.

                  SECTION VIII. Indemnification and Contribution. A. The Company and the Originator agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Certificates), to which the Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Originator shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Prospectus or the Registration Statement in reliance upon and in conformity with written information (including any Derived Information) furnished to the Company by the Underwriter specifically for inclusion therein; and provided, further, that as to any Preliminary Prospectus this indemnity shall not inure to the benefit of the Underwriter or any controlling person on account of any loss, claim, damage, liability or action arising from the sale of the Certificates to any person by the Underwriter if the Underwriter failed to send or give a copy of the Prospectus, as amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in the Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company or the Originator with Section V(C). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and the Underwriter shall not be obligated to send or give any supplement or amendment to any document incorporated therein by reference to any person other than a person to whom the Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company or the Originator may otherwise have to the Underwriter or any controlling person of the Underwriter.

                  B. The Underwriter agrees to indemnify and hold harmless the Company, the Originator, each of their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Company or the Originator within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Company or the Originator or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, and shall reimburse the Company, the Originator and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or the Originator or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Company, the Originator or any such director, officer or controlling person.

                  C. Promptly after receipt by any indemnified party under this
Section VIII of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section VIII, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section VIII except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section VIII.

                  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section VIII for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                  Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriter, if the indemnified parties under this Section VIII consist of the Underwriter or any of its controlling persons, or by the Company or the Originator, as the case may be, if the indemnified parties under this Section VIII consist of the Company or the Originator, as the case may be, or any of the Company's directors, officers or controlling persons.

                  Each indemnified party, as a condition of the indemnity agreements contained in Section VIII(A) and (B), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

                            D. The Underwriter agrees to deliver to the Company
                  no later than the date on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of its Derived Information (defined below) for filing with the Commission on Form 8-K.

                            E. The Underwriter agrees, assuming all
                  Company-Provided Information (defined below) is accurate and complete in all material respects, to severally and not jointly indemnify and hold harmless the Company, the Originator, each of the Company's and the Originator's respective officers and directors and each person who controls the Company or the Originator within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by the Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Underwriter under this Section VIII(E) shall be in addition to any liability which the Underwriter may otherwise have.

                            The procedures set forth in Section VIII(C) shall be
                  equally applicable to this Section VIII(E).

                            F. For purposes of this Section VIII, the term
                  "Derived Information" means such portion, if any, of the information delivered to the Company pursuant to Section VIII(D) for filing with the Commission on Form 8-K as:

                            (i) is not contained in the Prospectus without taking into account information incorporated therein by reference;

                            (ii) does not constitute Company-Provided Information; and

                            (iii) is of the type of information defined as Collateral term sheets, Structural term sheets or Computational Materials (as such terms are interpreted in the No-Action Letters).

                  "Company-Provided Information" means any computer tape furnished to the Underwriter by the Company and the Originator concerning the Mortgage Loans comprising the Trust.


                            The terms "Collateral term sheet" and "Structural
                  term sheet" shall have the respective meanings assigned to them in the February 13, 1995 letter (the "PSA Letter") of Cleary, Gottlieb,

                  Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, were publicly available February 17, 1995). The term "Collateral term sheet" as used herein includes any subsequent Collateral term sheet that reflects a substantive change in the information presented. The term "Computational Materials" has the meaning assigned to it in the May 17, 1994 letter (the "Kidder letter" and together with the PSA Letter, the "No-Action Letters") of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff's response thereto, were publicly available May 20, 1994).

                            G. If the indemnification provided for in this
                  Section VIII shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under
                  Section VIII(A) or (B) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Originator on the one hand and the Underwriter on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section VIII(C), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Originator on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

                  The relative benefits of the Underwriter and the Company and the Originator shall be deemed to be in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing on the cover page of the Prospectus.

                  The relative fault of the Underwriter and the Company and the Originator shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Originator or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

                  The Company, the Originator and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section VIII(G) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section VIII(G) shall be deemed to include, for purposes of this Section VIII(G), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  In no case shall the Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Certificates purchased by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                            H. The Underwriter confirms that the information set
                  forth (i) in the Prospectus Supplement relating to market making and (ii) in the third paragraph under the caption "Underwriting" in the Prospectus Supplement, together with the Derived Information, is correct and constitutes the only information furnished in writing to the Company and the Originator by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

                  SECTION IX. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company or the Originator submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling persons thereof, or by or on behalf of the Company or the Originator and shall survive delivery of any Certificates to the Underwriter.

                  SECTION X. Termination of Agreement. The Underwriter may terminate this Agreement immediately upon notice to the Company and the Originator, at any time at or prior to the Closing Date if any of the events or conditions described in Section VI(Y) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in

Section V(G), the provisions of Section VII, the indemnity agreement set forth in Section VIII, and the provisions of Sections IX and XIII shall remain in effect.

                  SECTION XI. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

                            A. if to the Underwriter, shall be delivered or sent
                  by mail, telex or facsimile transmission to Lehman Brothers, 3 World Financial Center, New York, New York, 10285-1100,
                  Attention: Syndicate Registration Department (Fax:
                  212-528-8822);

                            B. if to the Company, shall be delivered or sent by
                  mail, telex or facsimile transmission to Advanta Mortgage Conduit Services, Inc. 16875 West Bernardo Drive, San Diego, California 92127 Attention: General Counsel (Fax:
                  619-674-3592).

                            C. if to the Originator, shall be delivered or sent
                  by mail to Advanta National Bank USA Brandywine Corporate Center, 650 Naamans Road, Claymont, Delaware 19703 (Telephone:
                  302-791-4400).

                  SECTION XII. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, the Originator and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Company or of the Originator, officers of the Company who have signed the Registration Statement and any person controlling the Company or the Originator within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section XII, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  SECTION XIII. Survival. The respective indemnities, representations, warranties and agreements of the

Company, the Originator and the Underwriter contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Certificates and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  SECTION XIV. Definition of the Term "Business Day". For purposes of this Agreement, "Business Day" means any day on which the New York

Stock Exchange, Inc. is open for trading.

                  SECTION XV. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                  SECTION XVI. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  SECTION XVII. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement between the Company and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

                                                  Very truly yours,

                                                  ADVANTA MORTGAGE CONDUIT
                                                  SERVICES INC.

                                                  By:
                                                     ------------------------
                                                     Name:  Mark T. Dunsheath
                                                     Title: Vice President

CONFIRMED AND ACCEPTED, as of the date first above written:

LEHMAN BROTHERS INC.

By:
   ------------------------
   Name:
   Title:

                            [Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of
the date first above written:

                                                  ADVANTA NATIONAL BANK USA

                                                  By:
                                                     ------------------------
                                                     Name:  Mark T. Dunsheath
                                                     Title: Vice President

                            [Underwriting Agreement]

================================================================================
                                   SCHEDULE A
--------------------------------------------------------------------------------
                                                         Purchase Price
                      Initial Principal Amount           to Underwriter
                      of Certificates Purchased           disregarding
Class                    by the Underwriter             accrued interest
--------------------------------------------------------------------------------
Class A                     $50,000,000_                       %
================================================================================

                                                                       EXHIBIT A

                                                     As of _______, 1996

Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

                  Re: Underwriting Agreement dated November 15, 1996 (the "Underwriting Agreement") between Advanta Mortgage Conduit Services, Inc. (the "Sponsor"), Advanta National Bank USA (the "Originator") and Lehman Brothers Inc. (the "Underwriter"); Indem-nification Agreement dated November 22, 1996 (the "Indemnification Agreement") among the Ori-ginator, the Underwriter and the MBIA Insurance Corporation (the "Certificate Insurer") Insur-ance Agreement dated as of November 22, 1996 (the "Insurance Agreement") among the Certifi-cate Insurer, the Sponsor, the Trustee and the Underwriter

Ladies and Gentlemen:

                  Pursuant to the Underwriting Agreement, the Indemnification Agreement and the Insurance Agreement (together, the "Designated Agreements"), the Sponsor and the Originator have undertaken certain financial obligations with respect to the indemnification of the Underwriter and of the Certificate Insurer with respect to the Registration Statement, the Prospectus and the Prospectus Supplement described in the Designated Agreements. Any financial obligations of the Sponsor and the Originator under the Designated Agreements, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of the Sponsor and the Originator under the Designated Agreements (including the payment of money damages for a breach of any of the Sponsor's and the Originator's obligations under the Designated Agreements, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

                  As a condition of their respective executions of the Designated Agreements, the Underwriter and the Certificate Insurer have required the undersigned, Advanta Mortgage Holding Company ("AMHC"), the parent corporation of the Sponsor and the Originator, to acknowledge its joint-and-several liability with the Sponsor and the Originator for the payment of the Joint and Several Obligations under the Designated Agreements.


                  Now, therefore, the Underwriter, the Certificate Insurer and AMHC do hereby agree that:

                  (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with the Sponsor and the Originator to the Underwriter for the payment of the Joint and Several Obligations under the Underwriting Agreement.

                  (ii) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with the Sponsor to the Certificate Insurer for the payment of the Joint and Several Obligations and this Insurance Agreement.

                  (iii) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with the Originator to the Certificate Insurer for the payment of the Joint and Several Obligations under the Indemnification Agreement.

                  (iv) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriter or to the Certificate Insurer, as applicable, by the Sponsor or another affiliate of AMHC.

                  Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

                                           Very truly yours,

                                           ADVANTA MORTGAGE HOLDING COMPANY

                                           By:
                                              ------------------------
                                              Authorized Signatory

CONFIRMED AND ACCEPTED,
as of the date first above written:

MBIA INSURANCE CORPORATION

By:
   --------------------------------
   Authorized Signatory

LEHMAN BROTHERS

By:
   --------------------------------
   Authorized Signatory

                                        3